UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2018

 Shell Midstream Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-36710	46-5223743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Dairy Ashford, Houston, Texas 77079
(Address of principal executive offices and zip code)

(832) 337-2034
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Seven Year Fixed Facility
On July 31, 2018, Shell Midstream Partners, L.P. (the “Partnership”) and Shell Treasury Center (West) Inc. (“STCW”), an affiliate of the Partnership, entered into a seven-year fixed rate credit facility with a borrowing capacity of $600.0 million (the “Seven Year Fixed Facility”). The Partnership incurred an issuance fee of $1.3 million, which will be paid on or about August 7, 2018. The Seven Year Fixed Facility bears an interest rate of 4.06% per annum and matures on July 31, 2025. The Seven Year Fixed Facility contains customary representations, warranties, covenants and events of default, the occurrence of which would permit the lender to accelerate the maturity date of amounts borrowed under the Seven Year Fixed Facility. The Seven Year Fixed Facility was fully drawn on August 1, 2018 and the borrowings were used to partially repay borrowings under the Partnership’s five year revolving credit facility with STCW due December 2022.
The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Seven Year Fixed Facility, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Amendment to the Five Year Revolver due July 2023
On August 1, 2018, the Partnership and STCW amended and restated the Partnership’s five year revolving credit facility with STCW due October 2019 such that the facility will now mature on July 31, 2023 (the “Five Year Revolver due July 2023”). Borrowings under the Five Year Revolver due July 2023 will still bear interest at LIBOR rate plus a margin. There is no issuance fee associated with this amendment. All other material terms and conditions of the Five Year Revolver due July 2023 were unchanged.
The foregoing description is not complete and is qualified in its entirety by reference to the full text of the amendment and restatement to the Five Year Revolver due July 2023, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 regarding the Seven Year Fixed Facility is incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Number	Description

10.1	Shell Midstream Partners, L.P. Fixed Credit Facility, dated August 1, 2018, between Shell Midstream Partners, L.P., as the Borrower, and Shell Treasury Center (West) Inc., as the Lender
10.2
Shell Midstream Partners, L.P. Third Amended and Restated Credit Facility Agreement, dated as of August 1, 2018, between Shell Midstream Partners, L.P., as the Borrower, and Shell Treasury Center (West) Inc., as the Lender

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC,
its general partner

By:	/s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary

Date:	August 2, 2018